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                                                              Exhibit (j)(2)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Highlights" in the Prospectus and to the incorporation by reference in this Post-Effective Amendment No. 55 to the Registration Statement (Form N-1A) (No. 33-488/811-4416) of Armada Funds of our reports dated July 7, 2000, included in the 2000 Annual Reports to shareholders.



                                             /S/ ERNST & YOUNG LLP
                                             ---------------------
                                             Ernst & Young LLP



Philadelphia, Pennsylvania
December   , 2000